UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2021

TREACE MEDICAL CONCEPTS, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40355	47-1052611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

203 Fort Wade Rd., Suite 150

Ponte Vedra, Florida 32081

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (904) 373-5940

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TMCI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2021, Treace Medical Concepts, Inc. (the “Company”) announced that the Board of Directors of the Company (the “Board”) has, based on the recommendation of the Board’s Nominating, Compliance and Governance Committee (the “NCG Committee”), appointed Betsy Hanna and Deepti Jain to the Company’s Board effective October 1, 2021. Ms. Hanna will serve on the Compensation and NCG Committees, and Ms. Jain will serve on the Audit and NCG Committees.  Ms. Jain will serve as a Class I director whose term will expire at the Company’s 2022 Annual Meeting of Stockholders, and Ms. Hanna will serve as a Class II director whose term will expire at the Company’s 2023 Annual Meeting of Stockholders.

Ms. Hanna and Ms. Jain will be eligible to participate in the Company’s non-employee director compensation program, which compensation program was described in the Company’s final prospectus filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2021. Each of Ms. Hanna and Ms. Jain have also entered into the Company’s standard form of indemnification agreement, the form of which is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A filed with the SEC on April 19, 2021.

The Board has determined that each of Ms. Hanna and Ms. Jain qualify as independent directors under the rules and regulations of the Nasdaq Global Select Market.

There is no arrangement or understanding between Ms. Hanna or Ms. Jain and any other person pursuant to which Ms. Hanna or Ms. Jain were selected as directors on the Board, nor are Ms. Hanna or Ms. Jain members of the family of any executive officer of the Company or of any other director on the Board. There have been no transactions, proposed or otherwise, in which Ms. Hanna or Ms. Jain participated or will participate that would be required to be disclosed herein pursuant to Item 404(a) of Regulation S-K.

A copy of the press release issued by the Company announcing the appointment of Ms. Hanna and Ms. Jain to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
Exhibit No.	Description
99.1	Press Release of Treace Medical Concepts, Inc. issued on October 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREACE MEDICAL CONCEPTS, INC.

Date: October 4, 2021	By:	/s/ Mark L. Hair
Mark L. Hair
Chief Financial Officer

Exhibit 99.1